AGREEMENT AS TO CLOSING DATE
                                December 3, 1997

         Reference is made to that certain Agreement and Plan of Merger dated August 27, 1997, (the "FIC Agreement") by and among HUBCO, Inc. ("HUBCO"), a New Jersey corporation and registered bank holding company, FS Acquisition Corporation ("FSA"), a New Jersey corporation and wholly-owned subsidiary of HUBCO, and Fiduciary Investment Company of New Jersey ("FIC"), a New Jersey corporation and registered bank holding company and that certain Agreement and Plan of Merger dated August 27, 1997, (the "SNB Agreement") by and among Hudson United Bank ("HUB"), a New Jersey chartered commercial banking corporation and wholly-owned subsidiary of HUBCO, and Security National Bank & Trust Company ("SNB"), a national banking association and subsidiary of FIC. Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the SNB Agreement.

         WHEREAS, each of HUBCO, FSA, FIC, HUB and SNB (each a "Party" and, collectively, the "Parties") has determined that it is in its best interests and the best interests of its shareholders that the Effective Time be the close of business on February 5, 1998;

         NOW THEREFORE, intending to be legally bound, the Parties hereby agree as follows:

         The SNB Parties hereby certify that the representations and warranties set forth in the Merger Agreements are true and correct on and as of the date hereof and that the SNB Parties have performed and complied with all of the terms, provisions and conditions to be performed and complied with by the SNB Parties at or before the Closing, other than the delivery of documents to be delivered at Closing.

         Each of the Parties hereby waives any and all rights it may have to terminate either the FIC Agreement or the SNB Agreement (collectively, the "Merger Agreements") based upon a failure of the Closing and the Effective Time to have occurred on or prior to December 31, 1997. This waiver by HUBCO, HUB and FSA (the "HUBCO Parties") shall be void and of no force or effect after February 5, 1998 if the Effective Time has not occurred by the close of business on such date due to a failure by either of FIC or SNB (the "SNB Parties") to perform its obligations under the Merger Agreements. This waiver by the SNB Parties shall be void and of no force or effect after February 5, 1998 if the Effective Time has not occurred by the close of business on such date due to a failure by any of the HUBCO Parties to perform its obligations under the Merger Agreements.

         In order to induce the SNB Parties to enter into this Agreement as to the Closing Date, each of the HUBCO Parties hereby waives all rights it might otherwise have to terminate either of the Merger Agreements based on the failure of either of the SNB Parties to fulfill the conditions to Closing contained therein, except that the HUBCO Parties do not waive: (a) the condition regarding closing on or before December 31, 1997, which condition is waived in accordance with and subject to the preceding paragraph, (b) the failure of either of the SNB Parties to deliver the documents to be delivered by them at such Closings, and (c) the right to terminate each of the Merger Agreements pursuant to Sections 7.1(d) of each of the Merger Agreements, based upon a material adverse change or a material breach which occurs prior to the date hereof.

         The HUBCO Parties agree that SNB may exceed the $50,000 limit on Merger-Related-Expenses of SNB, as set forth in Sections 5.13 and 6.2(g) of the SNB Agreement, solely to the extent that (and in the amount that) additional costs are incurred by SNB, due to the extension of the Closing Date to February 5, 1998. SNB shall advise the HUBCO Parties of all Merger-Related-Expenses incurred as a result of the extension of the Closing Date.

         IN WITNESS WHEREOF, HUBCO, FSA, FIC, HUB and SNB have caused this Agreement to be executed by their duly authorized officers as of date first written above.


ATTEST:                                      HUBCO, INC.

                                                KENNETH T. NEILSON
By:____________________________              By:------------------------------
                                                Kenneth T. Neilson, Chairman,
                                                President and Chief Executive
                                                Officer


ATTEST:                                      FS ACQUISITION CORPORATION

                                                KENNETH T. NEILSON
By:____________________________              By:------------------------------
                                                Kenneth T. Neilson, Chairman,
                                                President and Chief Executive
                                                Officer



ATTEST:                                      FIDUCIARY INVESTMENT COMPANY
                                             OF NEW JERSEY

                                                JOHN FEDIGAN
By:____________________________              By:------------------------------


ATTEST:                                       HUDSON UNITED BANK

                                                KENNETH T. NEILSON
By:____________________________              By:-----------------------------_
                                                Kenneth T. Neilson, Chairman,
                                                President and Chief Executive
                                                Officer


ATTEST:                                      SECURITY NATIONAL BANK &
                                             TRUST COMPANY OF NEW JERSEY

                                                JOHN FEDIGAN
By:____________________________              By:------------------------------